Consolidation - Estimated fair value of assets acquired and liabilities (Details) - Viewsil Microelectronics (Kunshan) Limited $ in Thousands	Dec. 30, 2023 USD ($)
Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash	$ 433
Current assets, other than cash	2,576
Other assets	7
Other current liabilities	(1,425)
Total identifiable net assets acquired	1,591
Noncontrolling interests	(811)
Total net assets consolidated	$ 780